SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                  EGAMES, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                     [LOGO]







                                  EGAMES, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1811


                                                                November 2, 1999


Dear Shareholder:

         You are cordially invited to attend the 1999 Annual Meeting of Shareholders of eGames, Inc. (the "Company") which will be held at 2:00 p.m. Eastern Standard Time on Wednesday December 8, 1999 at the Sheraton Bucks County, 400 Oxford Valley Road, Langhorne, Pennsylvania. The official notice of the meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

         Your participation in the Company's affairs is important. To assure your representation at the meeting, whether or not you expect to attend, please date and sign the enclosed proxy card and return it as soon as possible in the envelope provided. Also, please indicate on the proxy card whether you plan to attend the meeting.

         Your copy of the Company's 1999 Annual Report is also enclosed. We appreciate your interest in the Company. Thank you for your attention to this important matter.

                                             Sincerely,

                                             /s/ Gerald W. Klein

                                             Gerald W. Klein
                                             President and
                                             Chief Executive Officer


Whether or not you plan to attend the meeting, please date and sign your proxy card and promptly return it in the reply envelope provided (which requires no postage if mailed in the United States). Thank you.

                                  EGAMES, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1811
                                 (215) 750-6606

                    Notice of Annual Meeting of Shareholders
                                December 8, 1999

To Our Shareholders:

         The 1999 Annual Meeting of Shareholders of eGames, Inc. (the "Company") will be held at 2:00 p.m. Eastern Standard Time on Wednesday, December 8, 1999, at the Sheraton Bucks County, 400 Oxford Valley Road, Langhorne, Pennsylvania, for the following purposes:

         1.     To elect four (4) directors;

         2. To vote on ratification of the appointment of KPMG LLP as the Company's auditors for the fiscal year ending June 30, 2000; and

         3. To act upon such other business as may properly come before the meeting.

         The Board of Directors has fixed September 21, 1999 as the record date for the determination of shareholders entitled to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to receive notice of the meeting and to vote at the meeting.

         You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to date and sign the enclosed proxy card and promptly return it in the envelope provided (which requires no postage if mailed in the United States).

By Order of the Board of Directors,

/s/ Ellen Pulver Flatt

Ellen Pulver Flatt
Secretary


November 2, 1999


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE REPLY ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). THANK YOU.

                                  EGAMES, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1811
                       ----------------------------------

                                 PROXY STATEMENT

         eGames, Inc. (the "Company") is providing to its shareholders this proxy statement and the accompanying proxy card in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use in voting at the 1999 Annual Meeting of Shareholders (the "Meeting") to be held at the Sheraton Bucks County, 400 Oxford Valley Road, Langhorne, Pennsylvania on December 8, 1999 at 2:00 p.m. Eastern Standard Time, or at any adjournment or postponement of the meeting. These proxy materials are first being mailed to shareholders on or about November 2, 1999.

                       VOTE REQUIRED AND PROXY INFORMATION

         Proxies in the form enclosed, if properly submitted and not revoked, will be voted as directed on the proxies. Any proxy not directing to the contrary will be voted "for" the Company's nominees as directors and "for" approval of each of the other proposals. Sending in a signed proxy will not affect a shareholder's right to attend the meeting and vote in person, since the proxy is revocable.

         A proxy statement given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company, at or before the meeting, a written notice of revocation bearing a date later than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Ellen Pulver Flatt, Secretary, eGames, Inc., 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania 19047-1811.

         All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum for each of the matters on which shareholders will vote at the Meeting. If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

         Election of Directors. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast in the election. Directors shall be elected by a plurality, and the four nominees who receive the most votes will be elected. Votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions will be considered present and entitled to vote at the meeting, but will not be counted as votes cast in the affirmative. Broker non-votes will not be taken into account in determining the outcome of the election.

         Approval of Auditors. On this matter, the quorum for the meeting is the presence of shareholders, in person or represented by proxy, entitled to cast a majority of the votes that all shareholders are entitled to cast on the approval of auditors. The matter will be approved if a majority of the votes cast are for approval. Abstentions and broker non-votes will not be taken into account in determining the outcome.

         The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of the Company and its subsidiaries without additional compensation. The Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

                                VOTING SECURITIES

         At the close of business on September 21, 1999, the record date for the determination of shareholders entitled to receive notice of and to vote at the Company's 1999 Annual Meeting of Shareholders, the Company's outstanding voting securities consisted of 9,661,490 shares of Common Stock. Holders of Common Stock are entitled to one vote per share.

                               SECURITY OWNERSHIP

         The following table sets forth information as supplied to the Company regarding the number and percentage of shares of the Company's Common Stock beneficially owned on June 30, 1999 by: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock; (ii) each nominee for director and director of the Company; (iii) each of the Company's executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.

                                      Amount and Nature
Name of                                of Beneficial          Percent of Class
Beneficial Owner (1)                    Ownership (2)        Beneficially Owned
--------------------                    -------------        ------------------

Robert M. Aiken, Jr.                       24,000 (3)                *
2 Cedar Marsh Retreat
Savannah, GA  31411-2922

William C. Acheson                        194,966 (4)               2.0%

Lawrence Fanelle                           60,000 (5)               *

Gerald W. Klein                           447,500 (6)               4.5%

Odyssey Capital Group, L.P.               812,619 (7)               8.7%
950 West Valley Road, Suite 2902
Wayne, PA 19087

Thomas D. Parente                          48,250 (8)                *
133 Union Mill Terrace
Mt. Laurel, NJ 08054

Nancy M. Simpson                           53,000 (9)                *

Lambert C. Thom                           117,809 (10)              1.2%
Bangert Dawes Reade Davis & Thom
220 Montgomery Street
San Francisco, CA 94104

Stephen Watson                            556,265 (11)              5.8%
237 Park Avenue, Suite 801
New York, NY  10017

All officers and directors as a group   1,006,250 (12)              9.8%
(8 persons)
--------------
*Less than 1%.

(1) Unless otherwise indicated, the address of each named holder is c/o eGames, Inc., 2000 Cabot Boulevard, Suite 110, Langhorne, PA 19047.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within sixty days of June 30, 1999 are deemed to be beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Includes 15,000 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of June 30, 1999 or became exercisable within 60 days of that date.

(4) Includes 124,666 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of June 30, 1999 or became exercisable within 60 days of that date.

(5) Includes 60,000 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of June 30, 1999 or became exercisable within 60 days of that date.

(6) Includes 212,500 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of June 30, 1999 or became exercisable within 60 days of that date.

(7) The information presented is as of June 30, 1999 based upon information supplied to the Company by Odyssey Capital Group, L.P. ("Odyssey"). As reported in a Schedule 13G dated February 17, 1997 jointly filed by Odyssey, John P. Kirwin, Bruce E. Terker and Kirk B. Griswold (upon which the Company has relied in making this disclosure), voting and investment power of the shares of Common Stock held by Odyssey are shared by Odyssey and Messrs. Kirwin, Terker and Griswold, who are each officers of the corporate general partner of Odyssey. Includes 28,000 shares of Common Stock issuable upon exercise of warrants.

(8) Includes 25,000 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of June 30, 1999 or became exercisable within 60 days of that date. Also includes 3,250 shares held by Mr. Parente's immediate family members.

(9) Includes 50,000 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of June 30, 1999 or became exercisable within 60 days of that date.

(10) Includes 15,000 shares of Common Stock which may be acquired through the exercise of options exercisable as of June 30, 1999 or became exercisable within 60 days of that date. Also includes 46,685 shares of Common Stock issuable upon conversion of convertible subordinated debt.

(11) Mr. Watson filed a Schedule 13G dated January 6, 1999, upon which the Company has relied in making this disclosure. Mr. Watson has sole voting and dispositive power as to 556,265 shares. The amount of shares beneficially owned includes shares held by a private investment partnership, an offshore investment company and several managed accounts, as to all of which Mr. Watson has sole investment authority.

(12)     Includes  600,934  shares of Common Stock which may be acquired by such persons through the exercise of options and/or conversion of convertible subordinated debt which were exercisable or convertible as of June 30, 1999 or became exercisable or convertible within 60 days of that date.

                        EXECUTIVE OFFICERS OF THE COMPANY

              The executive officers of the Company are as follows:

     Name              Age                    Position
     ----              ---                    --------

Gerald W. Klein        51        President and Chief Executive Officer
William C. Acheson     49        Vice President - Sales and Marketing
Nancy M. Simpson       42        Vice President - Product Development
Lawrence Fanelle       48        Vice President - Operations
Thomas W. Murphy       41        Vice President and Chief Financial Officer

         Mr. Klein has been President and Chief Executive Officer of the Company since June 1998. He joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets. Mr. Klein is a certified public accountant.

         Mr. Acheson has been the Company's Vice President of Sales and Marketing since May 1997. Prior to that, Mr. Acheson provided marketing consulting services to the Company from January 1997 until April 1997. From 1992 until April 1996, Mr. Acheson served as Senior Vice President of Revlon Corp.

         Ms. Simpson has been Vice President of Product Development of the Company since November 1998. Ms. Simpson joined the Company in November 1997 as Director of Product Development. From January 1996 to November 1997, she was President and founder of a consulting firm which provided technology-driven business solutions to mid-sized companies. From June 1994 to December 1995, Ms. Simpson served as Project Manager of Xapps Corporation, a Microsoft Solutions Provider. From 1977 until December 1993, Ms. Simpson was employed at Checkpoint Systems, Inc., a provider of security and access control systems where she served in various capacities including Information Manager.

         Mr. Fanelle has been the Company's Vice President of Operations since November 1998. He joined the Company as General Manager in September 1997. Prior to joining the Company, Mr. Fanelle was Vice President of Operations of Besam, Inc., a manufacturer of automatic doors primarily for retail stores and supermarkets. Mr. Fanelle joined Besam in 1994 as Director of Operations. From 1979 to 1986, Mr. Fanelle was employed by Checkpoint Systems, Inc., a provider of security and access control systems and was Vice President of Operations of that company from 1987 to 1994.

         Mr. Murphy has been Chief Financial Officer of the Company since July 1999. He joined the Company as Controller in May 1996. Prior to joining the Company, Mr. Murphy was Controller of Megamation Incorporated, a robot manufacturer, from January 1995 until April 1996, and Accounting Manager of Ohmicron, Inc., a biotechnology company, from January 1993 until December 1994. From September 1985 to May 1992, Mr. Murphy served as Accounting Manager at Checkpoint Systems, Inc., a provider of security and access control systems. Mr. Murphy has been a Certified Public Accountant since 1987.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Four directors are to be elected at the 1999 Annual Meeting to serve for one-year terms until the 2000 Annual Meeting and until their respective successors are elected and qualified. The Board of Directors has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "for" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

         The following information about the Company's nominees for election as directors is based, in part, upon information furnished by the nominees.


  Director Name                 Age    Title                                              Since
  -------------                 ---    -----                                              -----
Robert M. Aiken, Jr.(1)(2)      56    Director                                             1998

Gerald W. Klein                 51    Director, President and Chief Executive Officer      1994

Thomas D. Parente(1)(2)         52    Chairman of the Board of Directors                   1995

Lambert C. Thom(2)              54    Director                                             1997

-------
(1)      Member of Audit Committee
(2)      Member of Compensation Committee

         The principal occupation of each of the nominees for director of the Company is set forth below.

         Robert M. Aiken, Jr., who has been a director since January 1998, has been President of RMA Consulting, Inc., a management consulting firm, since July 1998. From November 1996 to June 1998, Mr. Aiken was Executive Vice President and Chief Financial Officer of Sunoco, Inc. (formerly Sun Company, Inc.), and from September 1990 to October 1997, Mr. Aiken was Senior Vice President and Chief Financial Officer of Sunoco, Inc. Mr. Aiken has served as Chairman of the Board and Director of Radnor Corp., a real estate development company and wholly-owned subsidiary of Sunoco, Inc., since June 1994. Mr. Aiken is a certified public accountant. In addition to serving on the Company's board, Mr. Aiken serves on the Board of Trustees for Bryn Mawr College.

         Gerald W. Klein has served as President and Chief Executive Officer of the Company since June 1998. He joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets. From 1979 to 1991, Mr. Klein was employed by Checkpoint Systems, Inc., a provider of security and access control systems to retailers, commercial businesses, and libraries and was President and Chief Operating Officer of that company from April 1986 to July 1991. Mr. Klein is a certified public accountant.

         Thomas D. Parente joined the Company as a Director in June 1995, and was elected as Chairman of the Board in August 1998. Mr. Parente is Director of Corporate Development for Ole Hansen & Sons, Inc., a privately owned holding company, a position he has held since December 1996. From May 1995 to November 1996, he was self-employed as a financial consultant to businesses. From April 1988 until April 1995, he was a Vice President and the Chief Financial Officer of Suvar Corporation, a manufacturer of specialty chemicals for the printing and coatings markets. From June 1970 until April 1988, Mr. Parente was employed by KPMG LLP and was a partner with that firm from April 1979 until April 1988. Mr. Parente is a certified public accountant.

         Lambert C. Thom joined the Company as a director in December 1997. He has served as Vice President and Managing Director of Bangert, Dawes, Reade, Davis & Thom, Incorporated, a private investment firm, since 1975. From 1989 to 1995, Mr. Thom served as Vice President of John Hancock Capital Growth Management, Inc., an investment management firm.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met 8 times during fiscal 1999. During fiscal 1999, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has a standing Audit Committee and a Compensation Committee. The Audit Committee has the authority and duty to recommend to the Board of Directors the auditors to be engaged as the Company's independent public accountants, to evaluate the performance of the Company's independent public accountants and to review the results and scope of the audit and other services provided by the Company's independent accountants. The Audit Committee also assesses the Company's internal accounting controls, reviews the Company's financial disclosures and takes such other action as it deems appropriate to ensure the appropriate safeguarding of the Company's assets and accounting of its assets and liabilities. The members of the Audit Committee are Messrs. Parente and Aiken. This committee met two times during fiscal 1999.

         The Compensation Committee reviews the Company's compensation practices and benefit plans, determines the compensation of the Company's executive officers, approves goals for Company-wide incentive plans and evaluates performance against these goals. The members of the Compensation Committee are Messrs. Aiken, Parente and Thom. This Committee met two times during fiscal 1999.

                            COMPENSATION OF DIRECTORS

         The non-employee members of the Board of Directors receive $500 per meeting attended. Additionally, the members of the Audit Committee receive $500 for each committee meeting attended and the members of the Compensation Committee receive $500 for each committee meeting attended. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as Board members. Additionally, the Company's Amended and Restated 1995 Stock Option Plan provides that all non-employee members of the Board of Directors receive an initial grant of options to purchase 10,000 shares of Common Stock upon appointment or election to the Board, and thereafter receive options to purchase 5,000 shares of Common Stock on January 1 of each year that such person is a non-employee director. The options have terms of five years and have an exercise price equal to the fair market value on the date of grant. On December 14, 1998, the Company granted options for 25,000 shares of Common Stock to each non-employee director in lieu of the automatic annual option grants for 5,000 shares to each non-employee director pursuant to the 1995 Plan, which would have been issued in January 1999.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information concerning the compensation paid during the fiscal years ended June 30, 1999, 1998 and 1997 to the Company's Chief Executive Officer and the Company's other executive officers whose salary and bonus exceeded $100,000 during the 1999 fiscal year.

                           Annual Compensation                                  Long-Term Compensation
                           -------------------                                  ----------------------

                                                                           Securities
                                   Fiscal                                  Underlying            All Other
Name & Principal Position           Year       Salary($)      Bonus($)     Options(#)         Compensation(4)
-------------------------           ----       ---------      --------     ----------         ---------------

Gerald W. Klein (1)                 1999        165,757          -0-         30,000              $5,581
President and Chief Executive       1998        133,270          -0-        205,000(2)           $3,138
Officer                             1997        108,299        20,000       205,000(2)(3)          -0-

William C. Acheson                  1999        150,327          -0-         29,000              $6,055
Vice President - Marketing          1998        100,000        60,000       220,000(5)           $2,695
                                    1997         16,154          -0-        100,000(5)             -0-

Nancy M. Simpson                    1999        106,404          -0-         25,000              $5,375
Vice President - Product            1998         63,462          -0-        100,000              $3,750
Development                         1997          -0-            -0-           -0-                 -0-

Lawrence Fanelle                    1999        108,135          -0-         25,000              $5,000
Vice President - Operations         1998         84,615         5,000       110,000              $4,125
                                    1997          -0-            -0-           -0-                 -0-

--------------------------

(1)      Mr. Klein was appointed President and Chief Executive Officer in June
         1998.

(2) 205,000 stock options granted to Mr. Klein during the 1997 fiscal year were subsequently canceled and 205,000 new stock options were regranted to Mr. Klein during the 1998 fiscal year at a lower exercise price.

(3) 105,000 options granted to Mr. Klein during the 1996 fiscal year were subsequently canceled and 105,000 new options were granted to Mr. Klein during the 1997 fiscal year at a lower exercise price.

(4) Represents amounts contributed by the Company to each named executive officer's 401(k) Plan.

(5) 100,000 stock options granted to Mr. Acheson during the 1997 fiscal year were subsequently canceled and 100,000 new stock options were granted to Mr. Acheson during the 1998 fiscal year at a lower exercise price.

Option Grants During 1999 Fiscal Year

The following table provides information related to options granted to the named executive officers during fiscal 1999. The Company does not have any outstanding stock appreciation rights.


      Name             Number of Securities     Percent of Total Options    Exercise Price    Expiration Date
                        Underlying Options       Granted to Employees in      ($/Share)
                             Granted                  Fiscal Year
-------------------------------------------------------------------------------------------------------------
                             -------                  -----------
Gerald W. Klein             30,000(1)                    5.5%                  $1.563            11/16/03
William C. Acheson          29,000(2)                    5.3%                  $1.690             7/01/03
Nancy M. Simpson            25,000(3)                    4.6%                  $1.563            11/16/03
Lawrence Fanelle            25,000(4)                    4.6%                  $1.563            11/16/03

(1) 10,000 of these options become exercisable on each of November 17, 1999, November 17, 2000 and November 17, 2001.
(2) 9,666 of these options became exercisable on July 1, 1999, and 9,667 of these options become exercisable on each of July 1, 2000 and July 1, 2001.
(3) 8,300 of these options become exercisable on each of November 17, 1999 and November 17, 2000, and 8,400 of these options become exercisable on November 17, 2001.
(4) 8,300 of these options become exercisable on each of November 17, 1999 and November 17, 2000, and 8,400 of these options become exercisable on November 17, 2001.

Aggregated option exercises in last fiscal year and fiscal year-end option values

The following table provides information related to employee options exercised by the named executive officers during fiscal 1999 and the value of such options at year-end.


      Name             Shares Acquired on     Value Realized ($)       Number of Securities           Value* of Unexercised
                           Exercise (#)                               Underlying Unexercised         In-The-Money Options at
                                                                       Options at FY End (#)                FY-End ($)
                                                                     Exercisable/Unexercisable       Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------------
Gerald W. Klein              15,000                14,070                 212,500 / 30,000               677,450 / 95,640
William C. Acheson             -0-                   -0-                 115,000 / 134,000              366,620 / 427,192
Nancy M. Simpson               -0-                   -0-                   50,000 / 75,000              159,400 / 239,100
Lawrence Fanelle               -0-                   -0-                   60,000 / 75,000              191,280 / 239,100

* Value of options based upon a share price of $3.188, the closing price of the Common Stock on June 30, 1999.

Long-Term Incentive Plans

       The Company does not have any long-term incentive plans.

                                  PROPOSAL TWO
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

       The Board of Directors has renewed the Company's arrangement for KPMG LLP to be its auditors for the fiscal year ending June 30, 2000, subject to the ratification of the appointment by the Company's shareholders. A representative of KPMG LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP.


                              SHAREHOLDER PROPOSALS

       To be considered for inclusion in the Company's proxy statement relating to the Company's 2000 Annual Meeting of Shareholders, shareholder proposals must be received by the Company at its corporate office by June 16, 2000. In accordance with the Company's Bylaws, to be considered for presentation at the 2000 Annual Meeting of Shareholders, although not included in the Company's proxy statement, shareholder proposals must be received no later than August 15, 2000.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission reports about their beneficial ownership of the Company's Common Stock. All such persons are required by the Commission to furnish the Company with copies of all reports that they file.

       Based solely upon a review of the copies of such reports furnished to the Company, or written representations from certain reporting persons that no other reports were required, the Company believes that during the fiscal year ended June 30, 1999, all of its officers and directors complied with all filing requirements applicable to them.


                                  OTHER MATTERS

       The Company currently knows of no other business that will be presented for consideration at the 1999 Annual Meeting. If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies. If any such matters are presented at the meeting, then the proxy agents named in the enclosed proxy card will vote in accordance with their judgment.

EVERY PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO ELLEN PULVER FLATT, SECRETARY, AT 2000 CABOT BOULEVARD, SUITE 110, LANGHORNE, PA 19047.

By order of the Board of Directors,

/s/ Ellen Pulver Flatt

Ellen Pulver Flatt
Secretary

                                 REVOCABLE PROXY
                                  EGAMES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 8, 1999


       The undersigned hereby appoints Gerald W. Klein and William C. Acheson, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of eGames, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the Sheraton Bucks County, 400 Oxford Valley Road, Langhorne, Pennsylvania on December 8, 1999 at 2:00 p.m. and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed below (except as marked to the contrary).

              [   ] FOR                          [   ] VOTE WITHHELD

INSTRUCTION: To withhold your vote for any individual nominee, strike a line in that nominee's name below.

 ROBERT M. AIKEN, JR.   GERALD W. KLEIN   THOMAS D. PARENTE   LAMBERT C. THOM

II. The ratification of the appointment of KPMG LLP as auditors for the Company.

              [   ] FOR         [    ] AGAINST          [   ] ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

       THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOW OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

       The Board of Directors recommends a vote "FOR" each of the proposals and the election of the nominees listed above.

                  (Continued and to be SIGNED on Reverse Side)

       THIS PROXY IS SOLICITED ON BEHALF OF THE EGAMES BOARD OF DIRECTORS

       Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

       The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

                                         Date:________________________, 1999
                                              (Please date this Proxy)



                                              Signature of Shareholder



                                              Signature of Shareholder

                                    Please   sign   exactly   as  your   name(s)
                                    appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.